UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant:	☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CHINA CEETOP.COM, INC.

(Name of Registrant as Specified In Its Charter)

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CHINA CEETOP.COM, INC.
A2803, Lianhe Guangchang, 5022 Binhe Dadao
Futian District, Shenzhen, China 518026
Telephone: (86-755) 3336-6628

Dear Stockholder:

China Ceetop.com, Inc. will hold its 2013 Annual Meeting of Stockholders on September 6, 2013 beginning at 9:00 a.m., local time, at the offices of the Company, A2803, Lianhe Guangchang, 5022 Binhe Dadao, Futian District. Shenzhen, China 518026. We look forward to your attending. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy materials, which include the Notice of Annual Meeting, our Proxy Statement, our 2012 Annual Report and a proxy card or voting instruction form. The Notice contains instructions on how to access those documents on the internet and how to cast your vote via the internet. The Notice also contains instructions on how to request a paper copy of our proxy materials. All stockholders who do not receive the Notice will receive a paper copy of the proxy materials by mail. If you receive a paper copy of our proxy materials, you can cast your vote by completing the enclosed proxy card and returning it in the postage-prepaid envelope provided, or by utilizing the telephone or internet voting systems.

The Board of Directors and management look forward to seeing you at the Annual Meeting.

Sincerely yours,

Weiliang Liu CEO, President, Secretary and Director

CHINA CEETOP.COM, INC.
A2803, Lianhe Guangchang, 5022 Binhe Dadao
Futian District, Shenzhen, China 518026
Telephone: (86-755) 3336-6628

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
September 6, 2013

To the Stockholders of China Ceetop.com, Inc.:

Notice is hereby given that the 2013 Annual Meeting of Stockholders (the “Meeting”) of China Ceetop.com, Inc. (the “Company”) will be held on September 6, 2013 at 9:00 a.m., local time, at the offices of the Company, A2803, Lianhe Guangchang, 5022 Binhe Dadao, Futian District, Shenzhen, China 518026, for the following purposes:

1.	To elect Weiliang Liu as the sole director of the Company to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified.

2.	To authorize an amendment to the Company’s Articles of Incorporation to change the name of the Company to Ceetop, Inc.

3.	To ratify the appointment of Clement C. W. Chan & Co., as the Company’s independent registered public accounting firm for the current fiscal year.

4. 5. 6. 7.
To authorize the Company’s 2013 Equity Incentive Plan.

To approve, on an advisory basis, the compensation of the Company’s named executive officers.

To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers.

To transact such other business that may properly come before the Meeting and any adjournments or postponements of the Meeting.

The Board of Directors has fixed the close of business on July 11, 2013 as the record date for the Meeting. All stockholders of record on that date are entitled to notice of, and to vote at, the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Weiliang Liu CEO, President, Secretary and Director

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on September 6, 2013

Our Proxy Statement and our 2012 Annual Report to Stockholders are available at www.proxyandprinting.com/#!vote-your-proxy. This website address contains the following documents: the Notice of the Annual Meeting, our Proxy Statement and our 2012 Annual Report to Stockholders. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of China Ceetop.com, Inc. (sometimes referred to as the “Company”) is soliciting your proxy to vote at the 2013 Annual Meeting of Shareholders, including at any adjournments or postponements of the meeting. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about July 25, 2013 to all shareholders of record entitled to vote at the annual meeting.

What am I voting on?

There are four matters scheduled for a vote:

1.	Election of one director;
2. 3.	An amendment to the Company’s Articles of Incorporation to change the name of the Company; Ratification of the appointment of our independent certified public accountants; and
4. 5. 6.
Authorize the Company’s 2013 Equity Incentive Plan.
To approve, on an advisory basis, the compensation of the Company’s named executive officers;
To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers.

What if another matter is properly brought before the meeting?

The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. If you are the record holder of your stock, you may vote by submitting your proxy via the internet, by telephone or through the mail. To vote via the internet, follow the instructions on the Notice or go to the internet address stated on your proxy card. To vote by telephone, call the number on your proxy card. If you receive only the Notice, you may follow the procedures outlined in the Notice to vote via the internet or request a proxy card. As an alternative to voting by telephone or via the internet, you may vote by mail. If you receive only the Notice, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. If you receive a paper copy of the proxy materials and wish to vote by mail, simply mark your proxy card, date and sign it and return it in the postage-prepaid envelope. If you do not have the postage-prepaid envelope, please mail your completed proxy card to the following address: China Ceetop.com, Inc. c/o Island Stock Transfer, 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida, 33760. If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

If you hold your shares of common stock in street name you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions via the internet and may also permit you to submit your voting instructions by telephone. In addition, you may request paper copies of our Proxy Statement and proxy card by following the instructions on the notice provided by your broker, bank or other nominee. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your broker, bank or other nominee. Please contact your broker, bank or other nominee for specific information on how to obtain a legal proxy in order to vote your shares at the meeting.

All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. The internet and telephone voting facilities will close at 5:00 p.m., Eastern Time, on September 4, 2013, the day before the Annual Meeting. If no direction is indicated on a proxy, your shares will be voted by the proxy holders named in the enclosed proxy according to the recommendation of our Board of Directors.

If you are the record holder of your stock, you can revoke your proxy at any time before the Annual Meeting by sending to the Company’s Secretary a written revocation or a proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting in person and casting a ballot. If you hold your shares through a broker, bank or other nominee and have instructed the broker, bank or other nominee as to how to vote your shares, you must obtain a legal proxy and bring it to the meeting in order to change your vote at the Annual Meeting. Please contact your broker, bank or other nominee for specific information on how to revoke your proxy.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of - July 11, 2013.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●
You may send a timely written notice that you are revoking your proxy to our Secretary at our principal executive offices at A2803, Lianhe Guangchang, 5022 Binhe Dadao, Futian District. Shenzhen, China 518026.

●	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be filed on a current report on Form 8-K.

PROPOSAL NO. 1.

ELECTION OF DIRECTORS

Our board of directors currently consists of the one director identified below. If re-elected, the nominee has consented to serve as our directors, to hold office until the next annual meeting of stockholders, until his or her successor is elected and shall have qualified, or until his or her earlier death, resignation or removal.  If the director nominee should withdraw or otherwise become unavailable to serve, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our board. We are not aware of any reason that the nominee will be unable or unwilling to serve as a director.

The following contains biographical information, as of the date of this proxy statement, of the nominee:

Weiliang Liu, Director, Chairman of the Board, Chief Executive Officer, President and Secretary

Weiliang Liu was appointed Chairman of the Board, Chief Executive Officer, President and Secretary of the Company in January 2011.  Weiliang Liu, graduated from Shanghai Tongji University with a B.S. Degree in Computer Science major, worked as the General Manager at Information Technology Ltd, an affiliate of Zhe Jiang China Commodities City Group co. Ltd from 2003 to 2007. Since 2008 Weiliang Liu is the CEO and chairman of Shenzhen Ceetop Network Technology Co. Ltd

There are no family relationships between Mr. Liu and the directors, or executive officers, of the Company. During the last two years, there have been no transactions, or proposed transactions, to which the Company was or is to be a party, in which Mr. Liu (or any member of his immediate family) had or is to have a direct or indirect material interest. Mr. Liu is not a party to any material proceedings adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  During the past ten years Mr. Liu has not been a party to any legal proceeding as set forth in Item 410 of Regulation S-K.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
ELECTION OF THE NOMINEE.

PROPOSAL NO. 2.

AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

The Board of Directors of the Company has adopted a resolution to change the name of the corporation from “China Ceetop.com, Inc.” to “Ceetop, Inc.”

If approved, the Company shall file the Articles of Amendment with the Secretary of State of Oregon.  Article 1 to the Articles of Incorporation, as amended, currently states as follows:

Article 1.  The name of the Corporation is China Ceetop.com Inc.

The proposed amendment to Article I of the Company’s Articles of Incorporation, as amended, shall state as follows:

Article 1. The Name of the Corporation is Ceetop, Inc.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE NAME CHANGE.

PROPOSAL NO. 3.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors and management are committed to the quality, integrity and transparency of the financial reports. Independent auditors play an important part in our system of financial control. In accordance with the duties set forth in its written charter, the board has appointed Clement C. W. Chan & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2013. A representative of Clement C. W. Chan & Co. is expected to attend the annual meeting. He or she will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

We are not required by statute or our by-laws or other governing documents to obtain stockholder ratification of the appointment of Clement C. W. Chan & Co. as our independent registered public accounting firm. The board has submitted the appointment of Clement C. W. Chan & Co. to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the board may reconsider its selection. Notwithstanding the proposed ratification of the appointment of Clement C. W. Chan & Co. by the stockholders, the board, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the board determines that such a change would be in our best interests and the best interests of our stockholders.

Audit Fees

We paid our current auditors, Clement C. W. Chan & Co. $225,269 and $ nil for audit fees for 2012 and 2011, respectively

Audit-Related Fees

The Company paid audit-related fees totaling $0 for the fiscal years ended December 31, 2012 and 2011.

Tax Fees

None.

All Other Fees

None.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the appointment of Clement C. W. Chan & Co. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF CLEMENT C. W. CHAN & CO. AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013.

PROPOSAL 4

AUTHORIZATION OF THE COMPANY’S 2013 EQUITY INCENTIVE PLAN

Our Board approved and adopted our 2013 Equity Incentive Plan (our 2013 Plan). Among other things, our 2013 Plan: (i)  provides us with flexibility to motivate, attract, and retain the services of employees upon whom our success depends and to provide them with an equity interest in our Company in order to motivate superior performance and grants of equity-based awards, including options, stock appreciation rights, restricted stock awards or performance share awards or any other right or interest relating to shares or cash, to eligible participants, and (ii) reserves 1,500,000 shares of common stock for availability for awards under our 2013 Plan. No options or other performance awards, deferred share awards, stock appreciation rights or restricted stock awards are outstanding under our 2013 Plan. Any grants made pursuant to our 2013 Plan will be subject to shareholder approval of the plan and any such conditionally awarded grants may not be exercised prior to such shareholder approval.

The Board of Directors believes the shares available for the issuance of awards under the 2013 Plan is necessary and appropriate to permit the Company to continue to grant officers, other employees, non-employee directors, consultants and advisors equity-based incentives and equity-based compensation. The Board of Directors is seeking shareholder approval of the 2013 Plan because of:

● the desire to preserve cash for change in the Company’s business;
● the Board of Directors’ belief that the Company needs to provide incentive, equity-based compensation to executive officers, other employees, consultants and advisors to incentivize such persons to achieve the Company’s product development milestones; and
● the need to closely re-align the interests of management, directors, employees and consultants with those of shareholders.

The affirmative vote of the holders of a majority of the shares of our common stock present, in person or by proxy, and entitled to vote at our annual meeting of shareholders is required to approve our 2013 Plan. Our 2013 Plan is included as Appendix A to this proxy statement.

The principal features of our 2013 Plan are summarized below. This summary is qualified in its entirety by reference to the full text of our 2013 Equity Incentive Plan in Appendix A to this proxy statement.

Summary of our 2013 Plan

General.    The purpose of our 2013 Plan is to provide us with flexibility to motivate, attract, and retain the services of employees upon whom our success depends and to provide them with an equity interest in our Company in order to motivate superior performance. Our 2013 Plan currently provides for the grant of equity-based awards, including options, stock appreciation rights, restricted stock awards or performance share awards or any other right or interest relating to shares or cash, to eligible participants.

Shares Subject to our 2013 Plan.    The aggregate number of shares reserved and available for award under our 2013 Plan is 1,500,000 (the Share Reserve). Our 2013 Plan contemplates the issuance of common stock upon exercise of options or other awards granted to eligible persons under our 2013 Plan. Shares issued under our 2013 Plan may be both authorized and unissued shares or previously issued shares acquired by us. Upon termination or expiration of an unexercised option, stock appreciation right or other stock-based award under our 2013 Plan, in whole or in part, the number of shares of common stock subject to such award again become available for grant under our 2013 Plan. Any shares of restricted stock forfeited as described below will become available for grant.

In the event of any change in capitalization of our Company, such as a stock split, merger, consolidation, separation, spin off, or other distribution of stock or property of our Company, any reorganization, any partial or complete liquidation of our Company or any extraordinary cash or stock dividend, the Board will make appropriate substitutions or adjustments in the aggregate number and kind of shares reserved for issuance under our 2013 Plan, in the share limitations for awards set forth in our 2013 Plan and in the number of shares subject to an exercise price of outstanding awards, or will make such other equitable substitution or adjustments as it may determine to be appropriate.

Administration.    Our 2013 Plan is administered by the Board, which has the power to determine the terms and conditions of awards. A majority of the Board will constitute at quorum. In addition, the Board has the authority to amend, modify or terminate our 2013 Plan. No action by the Board may affect any shares previously issued or any award previously granted under our 2013 Plan without the participant's written consent.

Stock Options.    Options granted under our 2013 Plan are not generally transferable and must be exercised within 10 years, subject to earlier termination upon termination of the option holder's employment, but in no event later than the expiration of the option's term.

Each option granted under our 2013 Plan must be evidenced by a written agreement between us and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of our 2013 Plan. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant (except in connection with the assumption or substitution for another option in a manner qualifying under Section 424(a) of the Internal Revenue Code of 1986, as amended (the Code). Incentive stock options granted to any participant who owns 10% or more of our outstanding common stock (a Ten Percent Shareholder) must have an exercise price equal to or exceeding 110% of the fair market value of a share of our common stock on the date of the grant and must not be exercisable for longer than five years.

Performance Awards.    Under our 2013 Plan, a participant may also be awarded a "performance award," which means that the participant may receive cash, stock or other awards contingent upon achieving performance goals established by the Board. The Board may also make "deferred share" awards, which entitle the participant to receive our stock in the future for services performed between the date of the award and the date the participant may receive the stock. The vesting of deferred share awards may be based on performance criteria and/or continued service with our Company. A participant who is granted a "stock appreciation right" under the Plan has the right to receive all or a percentage of the fair market value of a share of stock on the date of exercise of the stock appreciation right minus the grant price of the stock appreciation right determined by the Board (but in no event less than the fair market value of the stock on the date of grant). Finally, the Board may make "restricted stock" awards under our 2013 Plan, which are subject to such terms and conditions as the Board determines and as are set forth in the award agreement related to the restricted stock. Unless the Board otherwise provides, upon termination of a participant's employment during the period when the restrictions apply, the participant's restricted stock is forfeited to us.

Change in Control.    In the event of certain changes in control of the Company, the Board has the discretion to provide that any award under our 2013 Plan that may be exercised will become fully vested and exercisable, and/or that all restrictions on any awards under our 2013 Plan will lapse as the Board determines, which may be prior to the change of control.

Termination or Amendment.    Our 2013 Plan will continue in effect until 2023.

Summary of Federal Income Tax Consequences of our 2013 Plan

The following summary describes the typical U.S. federal income tax consequences of awards granted under our 2013 Plan based upon provisions of the Code, as in effect on the date hereof, current regulations promulgated and proposed thereunder, and existing public and private administrative rulings of the Code, all of which are subject to change (possibly with retroactive effect). This is not intended to be a complete analysis and discussion of the federal income tax treatment of awards under our 2013 Plan, and does not discuss estate or gift taxes or the income tax laws of any municipality, state, or foreign country. Our Company generally will be entitled to withhold any required taxes in connection with the exercise or payment of an award, and may require the participant to pay such taxes as a condition to exercise of an award.

Stock Options.    ISOs and non-qualified stock options (NQSOs) are treated differently for federal income tax purposes. ISOs are intended to satisfy the requirements of Section 422 of the Code. NQSOs need not satisfy such requirements.

A participant is not taxed on the grant or, except as described in the next sentence, the exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date, however, will be a preference item for purposes of the alternative minimum tax, and thus a participant could be subject to the alternative minimum tax as a result of the exercise of an ISO. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the participant's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the participant's basis in the shares (which generally equals the exercise price).

If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying the one and two-year holding periods described above, then: (i) if the proceeds received exceed the exercise price of the ISO, the participant will recognize capital gain equal to the excess, if any, of the proceeds received over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the proceeds received or the fair market value of the shares on the date of exercise over the exercise price of the ISO; or (ii) if the proceeds received are less than the exercise price of the ISO, the participant will recognize a capital loss equal to the excess of the exercise price of the ISO over the proceeds received. Capital gains recognized upon a disqualifying disposition will be taxable as long term capital gains if the participant held the shares for more than one year after the exercise of the ISO, or otherwise as short-term capital gains if the participant held the shares for less than one year after the exercise of the ISO. Capital losses recognized upon a disqualifying disposition will offset long term capital gains if the participant held the shares for more than one year after the exercise of the ISO, or otherwise will offset up to $3,000 of long-term or short-term capital gains each year with the remainder carried forward if the participant held the shares for less than one year after the exercise of the ISO.

Our Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant's disposition of the shares after satisfying the holding period requirements described above. If the holding periods are not satisfied, our Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

The recipient of an NQSO will not realize any taxable income upon the grant of the option. Upon exercise of such option, the participant will realize ordinary income in an amount generally measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price. Our Company will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant. Upon the sale of such shares, the participant will realize short-term or long-term capital gain or loss, depending upon the length of time the shares are held. Such gain or loss will be measured by the difference between the sale price of the shares and the fair market value on the date of exercise. Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations under our 2011 Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a disposition for purposes of applying the ISO holding periods discussed above.

Stock Appreciation Rights.    There will be no federal income tax consequences to either the participant or our Company on the grant of a stock appreciation right or while the right remains outstanding. Upon the exercise of such right, the participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the shares received by such participant as a result of such exercise. Our Company will generally be entitled to a corresponding tax deduction.

Restricted Stock.    The federal income tax consequences of a grant of restricted stock depend upon whether or not a participant elects to be taxed at the time of the grant of such shares under Section 83(b) of the Code (an 83(b) election). If no 83(b) election is made, the participant will not recognize taxable income at the time of the grant of the restricted stock. When the restrictions on the shares lapse, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the restricted stock at that time. If the 83(b) election is made, the participant will recognize taxable income at the time of the grant of restricted stock in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions. If the shares are forfeited before the restrictions lapse, the participant will be entitled to no deduction on account thereof.

The participant's tax basis in the restricted stock is the amount recognized by him or her as income attributable to such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

Our Company will be entitled to a tax deduction in the same amount as the income recognized by the participant as a result of the grant of restricted stock or lapse of restrictions in the taxable year in which the participant recognizes such income.

Deferred Stock/Other Stock Awards.    Participants will not have taxable income upon the grant of deferred stock or other stock awards. Recognition of taxable income is postponed until the restrictions on the awards lapse. At that time, the participant will recognize taxable income equal to the then fair market value of the shares or other property issuable in payment of such award, and such amount will be the tax basis for such shares. Our Company will be entitled to a tax deduction in the same amount as the income recognized by the participant as a result of the lapse of restrictions in the taxable year in which the participant recognizes such income.

Other Tax Issues.    As noted above, Section 162(m) of the Code limits our federal income tax deduction for compensation paid to the Chief Executive Officer and any of the three other most highly compensated executive officers (other than the Chief Financial Officer) for the applicable taxable year. In certain instances, our Company may be denied a compensation deduction for awards granted to certain executive officers that do not qualify as "performance-based compensation" to the extent their aggregate compensation exceeds $1,000,000 in a given year.

New Plan Benefits.    No grants have been made under the 2013 Plan that are subject to stockholder approval at the Annual Meeting. It is not possible at present to predict the number of grants that will be made or who will receive any such grants under the Plan after the Annual Meeting.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 5

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission’s (“SEC”) rules.

Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. Our Board of Directors believes an effective compensation program is one that is designed to recruit and retain executive leadership focused on attaining long-term corporate goals and increasing stockholder value.

We urge stockholders to read the “Executive Compensation” section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation table and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. The Board and the Compensation Committee believe that the policies and procedures described and explained therein are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement supports and contributes to the Company’s long-term success.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Board Recommendation

Approval of this proposal requires the affirmative vote of a majority of the voting power present at a meeting at which a quorum is present. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON AN
ADVISORY BASIS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE
COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL NO. 6

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every year, once every two years, or once every three years. Stockholders also may abstain from voting on this proposal.

After careful consideration of this proposal, the Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore your Board recommends that you vote for a three year (3-year) frequency for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the board of directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 year”), once every two years (“2 years”), once every three years (“3 years”), or you may abstain from voting.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required and Board of Directors’ Recommendation

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. Abstentions and broker non-votes will not be counted in determining which option receives the largest number of votes cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR A
THREE YEAR (3-YEAR) FREQUENCY FOR THE STOCKHOLDER ADVISORY VOTE ON
COMPENSATION AWARDED TO OUR NAMED EXECUTIVE OFFICERS.

EXECUTIVE OFFICERS

You should refer to “Proposal No. 1. Election of Directors” above in this proxy statement for information about our Chief Executive Officer, Weiliang Liu. Biographical information for our other executive officers, as of the date of this proxy statement, follows.

Jia Shengming, Chief Financial Officer

On May 3, 2013, Mr. Jia Shengming was named Chief Financial Officer of the Company.  The Company has agreed to pay Mr. Shengming RMB 10,000 per month for serving as the Chief Financial Officer of the Company.  There are no family relationship between any director, or executive officer of the Company and Mr. Shengming.

From June 2006 through June 2010, Mr. Shengming worked for Yongxin Digital Technology Co., Ltd. serving first as accounting manager, then manager of internal audit department and then assistant to the chief financial officer.   Since June 2010 Mr. Shengming has served as the assistant to the chief financial officer (Zhao, Juqun former Chief Financial Officer of the Company) of Hangzhou Ceetop Network Technology Co., Ltd. (subsidiary to the Company) and the Company.

EXECUTIVE COMPENSATION

Executive Compensation Tables

On May 3, 2013, Mr. Jia Shengming was named Chief Financial Officer of the Company, replacing Juqun Zhao who resigned on such date as Chief Financial Officer of the Company.   The following table reflects compensation paid to our officers and directors for the fiscal year ended December 31, 2012:

				STOCK	OPTION	TOTAL
		SALARY	BONUS	AWARDS	AWARDS	COMPENSATION
NAME AND PRICIPAL POSITION	YEAR	($)	($)	($)	($)	($)

Weiliang Liu - Chairman and CEO	2012	$60,047	$0	$0	$0	$60,047

Juqun Zhao - Former CFO	2012	$35,563	$0	$0	$0	$35,563

2013 China Ceetop.com, Inc. Executive Officer Annual Compensation

The Company has agreed to compensate the following Executive Officers in 2013 as set forth below.  There are no written agreements between the Company and any of the Executive Officers set forth below.

		Annual Cash	Annual Stock Compensation
Title	Name	Compensation USD	# of shares	pricing /share	equivalent $ value	Total $
CEO	Weiliang, Liu	$29,200.00	400,000	$0.244	$97,600.00	$126,800.00
CFO	Shengming, Jia	$19,500.00	200,000	$0.244	$48,800.00	$68,300.00

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program and Philosophy

As of December 31, 2012, the Company had one director and two executive officers.  The Board of Director serves as the Company’s compensation committee and initiates and approves compensation decisions.  At this time there are no written compensation arrangements in place for our executive officers.

Compensation of Directors

Persons who are directors and employees are not currently additionally compensated for their services as a director.  Current directors do not receive compensation for serving as directors of the Company.  There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and expense reimbursement plan. It is anticipated that such a plan would be primarily based on stock options.

Employment Agreements

The executive officers of the Company have no written employment agreements in place with the Company at this time.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, its only class of outstanding voting securities as of July 11, 2013, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding common Stock with the address of each such person, (ii) each of the Company's present directors and officers, and (iii) all officers and directors as a group:

NAME OF PERSON OR GROUP	NUMBER OF SHARES OWNED *	PERCENTAGE OF OWNERSHIP (1)

Weilang Liu (2)	641,090	3.8%
Jia Shengming (3)	-	-%
Limin Chen	1,625,162	9.7%
Xiaohua Jin	900,000	5.4%
Wuying Wang	1,200,000	7.1%
Hao Xiang Liu	961,634	5.7%
Jiansen Xu	1,352,699	8.1%
Qiaoling Ye	1,352,699	8.1%
Haibao Zhou	1,237,403	7.4%
Weikang Zhu	1,000,000	6.0%
Feihua Huang	-	8.2%
All executive officers and directors as a group (two persons)	641,090	3.8%

*Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(1)	Based on 16,802,631shares of Common Stock outstanding on a fully diluted basis.

(2)	Mr. Liu is the Chief Executive Officer, President and Secretary of the Company.

(3)	Jia Shengming is the Chief Financial Officer and Treasurer of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock with the Commission. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2012, and upon a review of Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2012, or upon written representations received by the Company from certain reporting persons that no Forms 5 were required for those persons. All the Section 16(a) filing requirements applicable to such persons with respect to fiscal year ended December 31, 2012 were complied with except for the filing of a report on Form 3 by Limin Chen, Xiaohua Jin, Wuying Wang, Hao Xiang Liu, Jiansen Xu, Qiaoling Ye, Haibao Zhou, Weikang Zhu, Feihua Huang.

AUDIT COMMITTEE AND FINANCIAL EXPERT

We are not required to have and we do not have an Audit Committee. The Company's sole director performs some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors' independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

We have no audit committee financial expert. Our directors have financial statement preparation and interpretation ability obtained over the years from past business experience and education. We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of the nature of our current limited operations, we believe the services of a financial expert are not warranted.

CODE OF ETHICS

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

o	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

o
Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Securities and Exchange Commission and in other public communications made by the Company;

o	Compliance with applicable government laws, rules and regulations;

o	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and,
o	Accountability for adherence to the code.

We have not adopted a formal code of ethics statement. The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by a small number of persons who are also the officers and directors and many of the persons employed by the Company are independent contractors, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

By order of the Board of Directors of

CHINA CEETOP.COM, INC.

Date: July 19, 2013	/s/ Weiliang Liu
	By:	Weiliang Liu – CEO, President, Secretary and Director

PROXY CARD
for the
ANNUAL MEETING OF THE STOCKHOLDERS OF
CHINA CEETOP.COM, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of record of China Ceetop.com, Inc. (the “Company”), hereby revoking any appointment of proxy previously given, and having received the Notice of Meeting and Proxy Statement dated July 19, 2013, does hereby appoint Weiliang Liu, as proxy with full power of substitution, to represent and vote all of the shares of common stock of the Company the undersigned is entitled to vote, either on his own behalf or on behalf of an entity or entities, at the 2013 Annual Meeting of Stockholders of the Company to be held at A2803, Lianhe Guangchang, 5022 Binhe Dadao, Futian District, Shenzhen, China 518026, on Friday, September 6, 2013 beginning at 9:00 a.m. local time, or at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” THE NOMINEE LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4.

The proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof. If any other business is properly presented at the Annual Meeting, this proxy will be voted by the proxies according to those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

INSTRUCTIONS: PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: T

Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting, we ask that you appoint the proxies to vote your shares for you, whether or not you plan to attend the meeting, by marking this proxy card as indicated below and returning it to us before the Annual Meeting. If you vote by Internet or telephone, you do not need to return this proxy card by mail.

PROPOSAL 1

To elect the one director nominated by the Board of Directors:
Weiliang Liu	☐ FOR	☐ WITHHOLD

PROPOSAL 2

To approve, an amendment to the Company’s Articles of Incorporation to change the name of the Company to Ceetop, Inc.
☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3

To ratify the appointment of Clement C. W. Chan & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.
☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 4

To approve the China Ceetop.com, Inc. 2013 Stock Incentive Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 5

To approve by advisory vote the executive compensation described in the Proxy Statement.
☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 6

Advisory Vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers.
☐ ONE YEAR	☐ TWO YEARS	☐ THREE YEARS	☐ ABSTAIN

Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

________________________________________________________
(Voter Control Number from the Notice mailed to you)
________________________________________________________
(Print Name of Stockholder and/or Joint Tenant)
________________________________________________________
(Signature of Stockholder)
________________________________________________________
(Second Signature if held jointly)

Dated: ________________________, 2013

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY TO:
Island Stock Transfer
15500 Roosevelt Blvd., Suite 301
Clearwater, FL 33760
OR FAX TO 1-727-289-0069

Appendix A

2013 EQUITY INCENTIVE PLAN
OF
CHINA CEETOP.COM, INC.

1.             Purposes of the Plan

The purposes of the 2013 Equity Incentive Plan (the “Plan”) of China Ceetop.com, Inc., an Oregon corporation (the “Company”), are to:

(a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

(b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Subsidiaries; and

(c) Increase the interest of selected employees, directors and consultants in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Shares”).

Options granted under the Plan (“Options”) may be “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), or “non-qualified stock options” (“NQSOs”).

2.             Eligible Persons

Every person who at the date of grant of an Option is an employee of the Company or of any Subsidiary (as defined below) of the Company is eligible to receive NQSOs or ISOs under the Plan.  Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Subsidiary (as defined below) of the Company is eligible to receive NQSOs under the Plan.  The term “Subsidiary” as used in the Plan means a subsidiary corporation as defined in the applicable provisions (currently Sections 424(f), respectively) of the Code.  The term “employee” (within the meaning of Section 3401(c) of the Code) includes an officer or director who is an employee of the Company.  The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant to the Company.

3.             Stock Subject to the Plan; Maximum Number of Grants

Subject to the provisions of Section 6(a)(i) of the Plan, the total number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed the 1,500,000 Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.             Administration

(a) The Plan shall be administered by either the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the “Administrator”).  The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

            (b) Subject to the other provisions of the Plan, the Administrator shall have the authority to, in its discretion: (i) grant Options; (ii) determine the fair market value of the Shares subject to Options; (iii) determine the exercise price of Options granted; (iv) determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) interpret the Plan; (vi) prescribe, amend and rescind rules and regulations relating to the Plan; (vii) determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) defer (with the consent of the optionee) the exercise date of any Option; (x) authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; (xi) grant waivers of Plan or Award conditions; and (xii) make all other determinations deemed necessary or advisable for the administration of the Plan.  The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c) All questions of interpretation, implementation, and application of the Plan shall be determined by the Administrator.  Such determinations shall be final and binding on all persons.

5.             Granting of Options; Option Agreement

(a) No Options shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

(b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

(c) The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

6.             Terms and Conditions of Options

Each Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6(a). NQSOs shall also be subject to the terms and conditions set forth in Section 6(b), but not those set forth in Section 6(c). ISOs shall also be subject to the terms and conditions set forth in Section (c), but not those set forth in Section 6(b).

(a) Terms and Conditions to Which All Options Are Subject.  All Options granted under the Plan shall be subject to the following terms and conditions:

(i) Changes in Capital Structure.  Subject to Section 6(a)(ii), if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (1) the number and class of shares of stock subject to the Plan and each Option outstanding under the Plan, and (2) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Each such adjustment shall be subject to approval by the Board in its sole discretion.

(ii) Corporate Transactions.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action.  To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable.  In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

(iii) Time of Option Exercise.  Subject to Section 5 and Section 6(c)(iii), Options granted under the Plan shall be exercisable in accordance with a schedule as specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

(iv) Option Grant Date.  The date of grant of an Option under the Plan shall be the date as of which the Administrator approves the grant unless otherwise specified.

(v) Nontransferability of Option Rights.  Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.  During the life of the optionee, an Option shall be exercisable only by the optionee.

(vi) Payment.  Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company.  The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

(1) delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6(a)(x)) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(2) the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6(a)(x)) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock;

(3) cancellation of indebtedness of the Company to the optionee or waiver of compensation due or accrued to optionee for services rendered; and

(4) if and so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Administrator to deliver promptly to the Company the aggregate amount of proceeds to pay the option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.

(vii) Termination of Employment or Service.  If for any reason other than death or permanent and total disability, an optionee ceases to be employed by, a consultant to, or non-employee director of the Company or any of its Subsidiaries (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date).  If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by a consultant to, or non-employee director of the Company or a Subsidiary or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6(a)(vii), an optionee’s employment, consultancy or directorship shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to employment, consultancy or directorship by the Company or any Subsidiary following such leave is guaranteed either contractually or by statute.

(viii) Withholding and Employment Taxes.  At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the “TaxDate”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (1) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (2) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (3) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

(ix) Other Provisions.  Each Option granted under the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

(x) Determination of Value.  For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

(1) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

(2) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management and the values of stock of other corporations in the same or similar line of business.

(xi) Option Term.  Subject to Section 6(c)(iii), no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in the Plan as the “Expiration Date”).

(b) Terms and Conditions to Which Only NQSOs Are Subject.  Options granted under the Plan which are designated as NQSOs shall be subject to the following terms and conditions:

(i) Exercise Price.

(1) To the extent required by applicable laws, rules and regulations and except as set forth in Section 6(b)(i)(2), the exercise price of an NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock subject to the Option on the date of grant.

(2) To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary (a “Ten Percent Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(c) Terms and Conditions to Which Only ISOs Are Subject. Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

(i) Exercise Price.

(1) Except as set forth in Section 6(c)(i)(2), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(2) The exercise price of an ISO granted to any Ten Percent Stockholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(ii) Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

(iii) Shares Initially Exercisable During Any Year. The aggregate fair market value (determined as set forth in Section 6(a)(x) with respect to each ISO at the time such ISO is granted) of the Shares with respect to which an ISO is exercisable for the first time by an optionee during any calendar year (under this Plan or any other plan of the Company or an affiliate thereof) shall not exceed $100,000.

(iv) Term.  Notwithstanding Section 6(a)(xi), no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7.             Manner of Exercise

(a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6(a)(vi) and 6(a)(viii). The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

(b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock.  An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.           Employment or Consulting Relationship

Nothing in the Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Subsidiaries to terminate any optionee’s employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Subsidiaries.

9.             Conditions Upon Issuance of Shares

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

10.           Non-Exclusivity of the Plan

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.           Amendments to the Plan

The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to incentive stock options.  No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) such amendment seeks to reduce the exercise price of outstanding Options or the price at which Options may be granted below the price provided for in Section 6, (b) stockholder approval is required by law or under applicable listing requirements or to preserve incentive stock option treatment for federal income tax purposes, or (c) the Board otherwise concludes that stockholder approval is advisable.

12.           Effective Date of Plan; Termination

This Plan was adopted by the Board and became effective as of July 1, 2013, (the “Effective Date”); provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within twelve months after adoption by the Board.  If such stockholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.  The Plan shall terminate within ten years from the date of its adoption by the Board.